HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated April 17, 2013 to the Summary Prospectus of the Oakmark Equity & Income Fund dated January 28, 2013
(the "Summary Prospectus")

The paragraph on page 4 of the Summary Prospectus under the section entitled "PORTFOLIO MANAGERS" is deleted and replaced with the following:

Clyde S. McGregor, CFA, M. Colin Hudson, CFA, Matthew A. Logan, CFA and Edward J. Wojciechowski, CFA manage the Fund's portfolio. Mr. McGregor is a Vice President and portfolio manager of the Adviser. He joined the Adviser in 1981 and has managed the Fund since its inception. Mr. Hudson is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2005 and has managed the Fund since April 17, 2013. Mr. Logan is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2006 and has managed the Fund since April 17, 2013. Mr. Wojciechowski is a portfolio manager, analyst and director of fixed income of the Adviser. He joined the Adviser in 2005 and has managed the Fund since April 17, 2013.

The paragraph on page 4 of the Summary Prospectus under the section entitled "PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES" is deleted and replaced with the following:

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMPROSUPPAPR13-1